Exhibit 10.11
BUSINESS OPPORTUNITIES AGREEMENT
     This BUSINESS OPPORTUNITIES AGREEMENT (this “Agreement”), dated as of February 27, 2006, is entered into by and among Concho Resources Inc., a Delaware corporation (the “Company”), and the parties to this Agreement listed on Exhibit A hereto (each a “Designated Party” and collectively the “Designated Parties”).
RECITALS
     A. This Agreement is being executed and delivered pursuant to that certain Combination Agreement, dated February 24, 2006 (the “Combination Agreement”) by and among the Company, certain of the Designated Parties and the other parties thereto, pursuant to which Concho Equity Holdings Corp., a Delaware corporation, will become a subsidiary of the Company, and the Company will acquire certain oil and gas exploration and production assets located in Southeast New Mexico (the “Combination”).
     B. The Company believes that it and its stockholders (the “Stockholders”) will benefit from the Combination and that the Combination is in its best interest and in the best interest of the Stockholders. The Designated Parties to be a party thereto, however, are unwilling to enter into the Combination Agreement unless the Company enters into this Agreement because each of the Designated Parties engages, directly or indirectly, in the E&P Business. The businesses in which the Designated Parties engage are similar to those in which the Company will engage following the Combination.
     C. In recognition that certain Designated Parties may engage, directly or indirectly, in the same or similar activities or lines of business and have an interest in the same or similar areas of business, and in recognition of the benefits to be derived by the Company through its continued contractual, corporate and business relations with each Designated Party (including services of employees, officers and directors of each Designated Party as directors and officers of the Company), this Agreement is set forth to regulate and define the conduct of certain affairs of the Company as they may involve each Designated Party, and as applicable, its employees, officers and directors, and the powers, rights, duties, liabilities, interests and expectancies of the Company in connection therewith.
     D. The law relating to duties that certain Designated Parties may owe to the Company is not clear. The application of such law to particular circumstances is often difficult to predict, and, if a court were to hold that any Designated Party breached any such duty, such Designated Party could be held liable for damages in a legal action brought on behalf of the Company.
     E. In order to induce the Designated Parties to enter into the Combination Agreement or serve as directors of the Company, as applicable, the Company is willing to enter into this Agreement, pursuant to Section 122 of the General Corporation Law of the State of Delaware, in order to renounce, effective upon the consummation of the Combination, any interest or expectancy it may have in the classes or categories of business opportunities specified herein that are presented to or identified by any Designated Party, as more fully described herein. As a result of this Agreement, each Designated Party, as applicable, may continue to conduct his or its business and to pursue certain business opportunities without an obligation to offer such opportunities to the Company or any of its Subsidiaries, and any Designated Party, as applicable, may continue to discharge his responsibilities as a director or employee of such Designated Party or any company in which such Designated Party has an interest.
     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, rights, and obligations set forth in this Agreement, and the benefits to be derived herefrom, and other good and valuable consideration, the receipt and the sufficiency of which each of the undersigned acknowledges and confesses, the undersigned agree as follows:
     1. Renouncement of Business Opportunities. The Company hereby renounces any interest or expectancy in any business opportunity, transaction or other matter in which any Designated Party participates or desires or seeks to participate in and that involves any aspect of the E&P Business (each, a “Business Opportunity”) other than a Business Opportunity that (i) is first presented to a Designated Party solely in such person’s capacity as a director or officer of the Company or its Subsidiaries and with respect to which, at the time of such presentment, no other Designated Party (other than a Nominee) has independently received notice of or otherwise identified such Business Opportunity or (ii) is identified by a Designated Party solely through the disclosure of information by or on behalf of the Company (each Business Opportunity other than those referred to in clauses (i) or (ii) are referred to as a “Renounced Business Opportunity”). No Designated Party, including any Nominee, shall have any obligation to communicate or offer any Renounced Business Opportunity to the Company, and any Designated Party may pursue a Renounced Business Opportunity, provided that such Renounced Business Opportunity is conducted by such Designated Party in accordance with the standard set forth in Section 2. The Company shall not be prohibited from pursuing any Business Opportunity with respect to which it has renounced any interest or expectancy as a result of this Section 1. Nothing in this Section 1 shall be construed to allow any director to usurp a Business Opportunity of the Company or its Subsidiaries solely for his or her personal benefit.
     2. Standards for Separate Conduct of Renounced Business Opportunities. In the event that a Designated Party acquires knowledge of a Renounced Business Opportunity, such Designated Party may pursue such Renounced Business Opportunity if such Renounced Business Opportunity is developed and pursued solely through the use of personnel and assets of the Designated Party (including, as applicable, such Designated Party in his capacity as a director, officer, employee or agent of the Designated Party).
     3. Liability. Provided a Renounced Business Opportunity is conducted by a Designated Party in accordance with the standards set forth in Section 2 hereof, no Designated Party shall be liable to the Company or a Stockholder for breach of any fiduciary or other duty by reason of such Renounced Business Opportunity. In addition, no Designated Party shall be liable to the Company or a Stockholder for breach of any fiduciary duty as a director or controlling Stockholder, as applicable, by reason of the fact that such Designated Party conducts, pursues or acquires such Renounced Business Opportunity for itself, directs such Renounced Business Opportunity to another Person or does not communicate information regarding such Renounced Business Opportunity to the Company.
     4. Disclosing Conflicts of Interest. Should any director of the Company have actual knowledge that he or his Affiliates is pursuing a Renounced Business Opportunity also pursued by the Company, he shall disclose to the Company’s board of directors that he may have a

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conflict of interest, so that the board of directors may consider his withdrawal from discussions in board deliberations, as appropriate.
     5. Interpretation
(a) For purposes of this Agreement, “Designated Parties” shall include all Subsidiaries and Affiliates of each Designated Party (other than the Company and its Subsidiaries).
(b) As used in this Agreement, the following definitions shall apply:
(i) “Affiliate” means with respect to a specified person, a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified, and any directors, officers, partners or 5% or more owners of such person.
(ii) “E&P Business” means the oil and gas exploration, exploitation, development and production business and includes without limitation (a) the ownership of oil and gas property interests (including working interests, mineral fee interests and royalty and overriding royalty interests), (b) the ownership and operation of real and personal property used or useful in connection with exploration for Hydrocarbons, development of Hydrocarbon reserves upon discovery thereof and production of Hydrocarbons from wells located on oil and gas properties and (c) debt of or equity interests in corporations, partnerships or other entities engaged in the exploration for Hydrocarbons, the development of Hydrocarbon reserves and the production and sale of Hydrocarbons.
(iii) “Nominee” means any officer, director, employee or other agent of any Designated Party who serves as a director (including Chairman of the Board) or officer of the Company or its Subsidiaries.
(iv) “Hydrocarbons” means oil, gas or other liquid or gaseous hydrocarbons or other minerals produced from oil and gas wells.
(v) “Person” means an individual, corporation, partnership, limited liability company, trust, joint venture, unincorporated organization or other legal or business entity.
(vi) “Subsidiary” or “Subsidiaries” shall mean, with respect to any Person, any other Person the majority of the voting securities of which are owned, directly or indirectly, by such first Person.
     6. Miscellaneous.
(a) The provisions of this Agreement shall terminate and be of no further force and effect at such time as no Designated Party serves as a director (including Chairman of the Board) or officer of the Company or its Subsidiaries.

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(b) This Agreement does not prohibit or impact the Company’s ability to participate in any Business Opportunity.
(c) This Agreement may be signed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles.
[SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date set forth above.

CONCHO RESOURCES INC.

By:	/s/ David W. Copeland

Name:	David W. Copeland

Title:	Vice President

[Signature Page to Business Opportunities Agreement]

YORKTOWN ENERGY PARTNERS V, L.P.

By:	Yorktown V Company, LLC, its general partner

	By:	/s/ W. Howard Keenan, Jr.

	Name:	W. Howard Keenan, Jr.

	Title:	Managing Member

YORKTOWN ENERGY PARTNERS VI, L.P.

By:	Yorktown VI Company LP, its general partner

	By:	Yorktown VI Associates LLC, its general partner

		By:	/s/ W. Howard Keenan, Jr.

		Name:	W. Howard Keenan, Jr.

		Title:	Managing Member

WACHOVIA CAPITAL PARTNERS 2004, LLC

By:	/s/ A. Wellford Tabor

Name:	A. Wellford Tabor

Title:	Partner

PPM AMERICA PRIVATE EQUITY FUND, L.P.

By:	PPM America Capital Partners, LLC, Its general partner

	By:	/s/ Craig Waslin

	Name:	Craig Waslin

	Title:	Partner

[Signature Page to Business Opportunities Agreement]

MANSEFELDT CONCHO PARTNERS

By:	/s/ Tucker Bridwell

Name:	Tucker Bridwell

Title:	Partner

DIAN GRAVES OWEN FOUNDATION

By:	/s/ Tucker Bridwell

Name:	Tucker Bridwell

Title:	President

YALE UNIVERSITY

By:	/s/ David F. Swensen

Name:	David F. Swensen

Title:	Chief Investment Officer

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

By:	The Stanford Management Company

	By:	/s/ Larry S. Owen

	Name:	Larry S. Owen

	Title:	Managing Director

THE GENERAL MILLS GROUP TRUST

By:	/s/ Doralyn Peifer

Name:	Doralyn Peifer

Title:	Secretary to the General Mills, Inc. Benefit Finance Committee

THE VOLUNTARY EMPLOYEES BENEFICIARY ASSOCIATION TRUST FOR THE GENERAL MILLS AND BAKERY CONFECTIONERY, TOBACCO AND GRAIN MILLERS HEALTH AND WELFARE PLAN

By:	/s/ Doralyn Peifer

Name:	Doralyn Peifer

Title:	Secretary to the General Mills, Inc. Benefit Finance Committee

[Signature Page to Business Opportunities Agreement]

Address:	CHASE OIL CORPORATION

	By:	/s/ Robert C. Chase

Facsimile:		Robert C. Chase, President

Address:	CAZA ENERGY LLC

	By:	/s/ Mack C. Chase

Facsimile:		Mack C. Chase, Manager

Address:
/s/ Robert C. Chase

Robert C. Chase

Facsimile:

Address:
/s/ Robert C. Chase

Richard L. Chase, by Robert C. Chase, Attorney-in-Fact

Facsimile:

Address:
/s/ Robert C. Chase

Gerene Dianne Chase Crouch, a single woman, by Robert C. Chase, Attorney-in-Fact

Facsimile:

Address:
/s/ Brad Bartek

Brad Bartek

Facsimile:

Address:
/s/ Charlotte Cleghorn

Charlotte Cleghorn

Facsimile:

[Signature Page to Business Opportunities Agreement]

Address:
/s/ Tony Hall

Tony Hall

Facsimile:

[Signature Page to Business Opportunities Agreement]

/s/ Brad Bartek

Brad Bartek
/s/ Johnny Knorr

Johnny Knorr
/s/ W. Howard Keenan, Jr.

W. Howard Keenan, Jr.
/s/ Tucker S. Bridwell

Tucker S. Bridwell
/s/ A. Wellford Tabor

A. Wellford Tabor
[Signature Page to Business Opportunities Agreement]

Address:
/s/ Mack C. Chase

Mack C. Chase

Facsimile:

[Signature Page to Business Opportunities Agreement]

Address:
/s/ Joseph Edwin Canon

Joseph Edwin Canon

Facsimile:

Address:
/s/ Kade L. Matthews

Kade L. Matthews

Facsimile:

Address:	TEJON ENERGY PARTNERS, L.P.
By: Jimaka, LLC, its general partner

	By:	/s/ Tucker Bridwell, by POA

Facsimile:		Name: Tucker Bridwell

Title:

Address:	DODGE JONES FOUNDATION

	By:	/s/ Tucker Bridwell, by POA

Facsimile:		Name: Tucker Bridwell

Title:
[Signature Page to Business Opportunities Agreement]

EXHIBIT A
Designated Parties
Board Members
Bradley D. Bartek
John A. Knorr
Robert Chase
W. Howard Keenan, Jr.
Tucker S. Bridwell
A. Wellford Tabor
Any non-executive director of the Company
Stockholders
Yorktown Energy Partners V, L.P.
Yorktown Energy Partners VI, L.P.
Wachovia Capital Partners 2004, LLC
PPM America Private Equity Fund, L.P.
Joseph Edwin Canon
Kade L. Matthews
Dodge Jones Foundation
Tejon Energy Partners, L.P.
Mansefeldt Concho Partners
Dian Graves Owen Foundation
Yale University
The Board of Trustees of the Leland Stanford Junior University
The General Mills Group Trust
The Voluntary Employees Beneficiary Association Trust for the General Mills and Bakery
     Confectionary, Tobacco and Grain Millers Heath and Welfare Plan
Chase Oil Corporation
Caza Energy LLC
Mack C. Chase
Robert C. Chase
Richard L. Chase
Gerene Dianne Chase Crouch